CLEARVIEW ACQUISITIONS, INC.
REGULATION S SUBSCRIPTION AGREEMENT AND INVESTMENT
REPRESENTATION

          THIS SUBSCRIPTION AGREEMENT (this “Agreement”), is dated as of December ____, 2008, by and among Clearview Acquisitions, Inc., a Nevada corporation (the “Company”), and the subscribers identified on the signature page hereto (each a “Subscriber” and collectively “Subscribers”).

          The Subscriber understands that the Securities (as defined below) are being offered, sold, and issued in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

SECTION 1.

                    1.1          Subscription.

                    (a)          The Subscriber, intending to be legally bound, hereby irrevocably agrees, represents and warrants, with, to an for the benefit of the Company, that such Subscriber is executing this Agreement in connection with the subscription by the Subscriber for (i) for the principal amount of the 9% Convertible Note (the “Note”), in the form attached hereto as Exhibit A, in the amount as set forth on the signature page hereof (the “Subscription Price”) (which aggregate amount for all Subscribers shall be the maximum of $500,000) and (ii) warrants, in the form attached hereto as Exhibit B (the “Warrants”), each of which entitles the Subscriber to purchase one share of Common Stock at an exercise price of $0.75 per share, expiring two (2) years after the date hereof. All principal and interest on the Note shall be due and payable January 2, 2010.

Each Subscriber shall be entitled to the amount of Warrants which shall equal the Subscription Price.

The Subscriber understands that the Company is relying upon the accuracy and completeness of the information contained herein in complying with its obligations under the federal and state securities and other applicable laws. Subject to the terms and conditions of this Agreement, upon execution and delivery hereof by the Subscriber, the Subscriber agrees to purchase the Securities pursuant to the transaction hereof, and against concurrent delivery of the purchase price for the Securities.

                    (b)          For purposes of this Agreement:

(1)	“Common Stock” means the common stock of the Company.

(2)	“Securities” means the 9% Convertible Note, the Warrant, the Shares and the Warrant Shares.

(3)	“Shares” means the shares of Common Stock issuable upon due conversion of the Note.

(4)	“Warrant Shares” means the shares of Common Stock issuable upon due exercise of the Warrants.

                    1.2          Acceptance or Rejection.

                    (a)          The Subscriber understands and agrees that the Company reserves the right to reject this subscription if, in its reasonable judgment, it deems such action in the best interest of the Company, at any time prior to the Closing, notwithstanding prior receipt by the Subscriber of notice of acceptance of the Subscriber’s subscription.

                    (b)          The Subscriber understands and agrees that it is irrevocable.

                    (c)          In the event the sale of the Securities subscribed for by the Subscriber is not consummated by the Company for any reason (in which event this Agreement shall be deemed to be rejected), this Agreement and any other agreement entered into between the Subscriber and the Company relating to this subscription shall thereafter have no force or effect and the Company shall promptly return or cause to be returned to the Subscriber the purchase price remitted to the Company by the Subscriber, without interest thereon or deduction therefrom, in exchange for the Securities.

SECTION 2.

                    2.1          Closing. The date upon which the final subscription is accepted by the Company from a Subscriber, the full Subscription Price has been tendered, and all conditions to closing on such subscription have been satisfied, shall be a “Closing.” There may be multiple Closings for additional Agreement.

SECTION 3.

                    3.1          Subscriber Representations and Warranties.

                    The Subscriber hereby acknowledges, represents and warrants to, and agrees with, the Company and its affiliates as follows:

                    (a)          The Subscriber is acquiring the Securities for his own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in such Securities or any portion thereof. Further, the Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Securities for which the Subscriber is subscribing or any part of the Securities.

                    (b)          The Subscriber has full power and authority to enter into this Agreement, the execution and delivery of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the Subscriber.

                    (c)          The Subscriber is not subscribing for the Note or Warrants as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by person previously not known to the Subscriber in connection with investment securities generally.

                    (d)          The Subscriber understands that the Company is under no obligation to register the Securities under the Securities Act, or to assist the Subscriber in complying with the Securities Act or the securities laws of any state of the United States or of any foreign jurisdiction.

                    (e)          The Subscriber is (i) experienced in making investments of the kind described in this Agreement and the related documents, (ii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iii) able to afford the entire loss of its investment in the Securities.

                    (f)          The Subscriber acknowledges his understanding that the offering and sale of the Securities is intended to be exempt from registration under the Securities Act. In furtherance thereof, in addition to the other representations and warranties of the Subscriber made herein, the Subscriber further represents and warrants to and agrees with the Company and its affiliates as follows:

(i)

The Subscriber realizes that the basis for the exemption may not be present if, notwithstanding such representations, the Subscriber has in mind merely acquiring the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Subscriber does not have any such intention;

(ii)

The Subscriber has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment in the Company; and

(iii)

The Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Securities. The Subscriber also represents it has not been organized for the purpose of acquiring the Securities; and

(iv)

The Subscriber has been provided an opportunity for a reasonable period of time prior to the date hereof to obtain additional information concerning the offering of the Securities, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

(v)

The Subscriber has carefully reviewed all of the Company’s filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Subscriber understands that the Company is a shell company, and as such the Securities issued by the Company are subject to further restrictions on their resale.

                    (g)          The Subscriber is not relying on the Company, or its affiliates or agents with respect to economic considerations involved in this investment. The Subscriber has relied solely on its own advisors.

                    (h)          No representations or warranties have been made to the Subscriber by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for Securities the Subscriber is not relying upon any representations other than those contained herein.

                    (i)          Compliance with Local Laws. Any resale of the Securities during the ‘distribution compliance period’ as defined in Rule 902(f) to Regulation S shall only be made in compliance with exemptions from registration afforded by Regulation S. Further, any such sale of the Securities in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction. The Subscriber will not offer to sell or sell the Securities in any jurisdiction unless the Subscriber obtains all required consents, if any.

                    (j)          Regulation S Exemption. The Subscriber understands that the Securities are being offered and sold in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the applicability of such exemptions and the suitability of the Investor to acquire the Securities. In this regard, the Subscriber represents, warrants and agrees that:

1.

The Subscriber is not a U.S. Person (as defined below) and is an affiliate (as defined in Rule 501(b) under the Securities Act) of the Company and is not acquiring the Securities for the account or benefit of a U.S. Person. A U.S. Person means any one of the following:

•	any natural person resident in the United States of America;

•	any partnership or corporation organized or incorporated under the laws of the United States of America;

•	any estate of which any executor or administrator is a U.S. person;

•	any trust of which any trustee is a U.S. person;

•	any agency or branch of a foreign entity located in the United States of America;

•	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

•

any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

•	any partnership or corporation if:

(A) organized or incorporated under the laws of any foreign jurisdiction; and

(B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

2.	At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the Subscriber was outside of the United States.

3.

The Subscriber will not, during the period commencing on the date of issuance of the Note or Warrants and ending on the six month anniversary of such date, (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Note or the Warrants in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

4.

The Subscriber will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Note or Warrants only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

5.

The Subscriber was not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Securities, including without limitation, any put, call or other option transaction, option writing or equity swap.

6.

Neither the Subscriber nor or any person acting on his behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Securities and the Investor and any person acting on his behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

7.

The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

8.

Neither the Subscriber nor any person acting on his behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Securities. The Subscriber agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

9.	Each certificate representing the Securities shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

          (A)          “THE SECURITIESARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

          (B)          “TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

10.

The Subscriber consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Securities set forth in this Section 2.

                    (k)          The Subscriber is an “accredited investor” as that term is defined in Rule 501 of the General Rules and Regulations under the Securities Act by reason of Rule 501(a)(3).

                    (l)          The Subscriber understands that an investment in the Securities is a speculative investment which involves a high degree of risk and the potential loss of his entire investment.

                    (m)          The Subscriber’s overall commitment to investments which are not readily marketable is not disproportionate to the Subscriber’s net worth, and an investment in the Securities will not cause such overall commitment to become excessive.

                    (n)          The Subscriber has received all documents, records, books and other information pertaining to the Subscriber’s investment in the Company that has been requested by the Subscriber. The Subscriber has reviewed or received copies of all reports and other documents filed by the Company with the Securities and Exchange Commission (the “SEC Documents”) and no other information has been provided to the Subscriber other than the information contained in the SEC Documents.

                    (o)          The Subscriber represents and warrants to the Company that all information that the Subscriber has provided to the Company, including, without limitation, the information in the Investor Questionnaire attached hereto or previously provided to the Company (the “Investor Questionnaire”), is correct and complete as of the date hereof.

                    (p)          Other than as set forth herein, the Subscriber is not relying upon any other information, representation or warranty by the Company or any officer, director, stockholder, agent or representative of the Company in determining to invest in the Securities. The Subscriber has consulted, to the extent deemed appropriate by the Subscriber, with the Subscriber’s own advisers as to the financial, tax, legal and related matters concerning an investment in the Securities and on that basis believes that his or its investment in the Securities is suitable and appropriate for the Subscriber.

                    (q)          The Subscriber is aware that no federal or state agency has (i) made any finding or determination as to the fairness of this investment, (ii) made any recommendation or endorsement of the Securities or the Company, or (iii) guaranteed or insured any investment in the Securities or any investment made by the Company.

                    (p)          The Subscriber understands that the conversion price of the Note and the exercise price of the Warrants offered hereby bear no relation to the assets, book value or net worth of the Company and were determined arbitrarily by the Company. The Subscriber further understands that there is a substantial risk of further dilution on his or its investment in the Company.

SECTION 4.

                    The Company represents and warrants to the Subscriber as follows:

                    4.1          Organization of the Company. The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Nevada, and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a material adverse effect on the business, operations, properties, prospects or condition (financial or otherwise) of the Company.

                    4.2          Authority. (a) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Securities; (b) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required; and (c) this Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

                    4.3          SEC Documents. To the best of Company’s knowledge, the Company has not provided to the Subscriber any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form and substance in all material respects with applicable accounting requirements and the published rules and regulations of the Securities and Exchange Commission (the “SEC”) or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (a) as may be otherwise indicated in such financial statements or the notes thereto or (b) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

                    The Company covenants and agrees that except for the SEC Documents, neither it nor any other person acting on its behalf will at any time provide any Subscriber or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Subscriber shall have agreed in writing to keep such information in confidence. The Company understands and confirms that each Subscriber shall be relying on the foregoing representations in effecting transactions in securities of the Company.

                    4.5           Exemption from Registration; Valid Issuances. The sale and issuance of the Securities, in accordance with the terms and on the bases of the representations and warranties of the Subscriber set forth herein, may and shall be properly issued by the Company to the Subscriber pursuant to Section 4(2), Regulation S and/or any applicable state law. When issued and paid for as herein provided, the Securities shall be duly and validly issued, fully paid, and nonassessable. Neither the sales of the Securities pursuant to, nor the Company’s performance of its obligations under, this Agreement shall (a) result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Securities or any of the assets of the Company, or (b) entitle the other holders of the Common Stock of the Company to preemptive or other rights to subscribe to or acquire the Common Stock or other securities of the Company. The Securities shall not subject the Subscriber to personal liability by reason of the ownership thereof.

                    4.6           No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its affiliates nor any person acting on its or their behalf (a) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Securities, or (b) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Common Stock under the Securities Act.

                    4.7          No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of the Securities, do not and will not (a) result in a violation of the Certificate or By-Laws of the Company or (b) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any “lock-up” or similar provision of any underwriting or similar agreement to which the Company is a party, or (c) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a material adverse effect on the business, operations, properties, prospects or condition (financial or otherwise) of the Company) nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate do not and will not have a material adverse effect on the business, operations, properties, prospects or condition (financial or otherwise) of the Company. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Common Stock in accordance with the terms hereof (other than any SEC, NASD or state securities filings that may be required to be made by the Company subsequent to the Closing, any registration statement that may be filed pursuant hereto, and any shareholder approval required by the rules applicable to companies whose common stock trades on the Over The Counter Bulletin Board); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Subscriber herein.

SECTION 5.

                    5.1          Indemnity. The Subscriber agrees to indemnify and hold harmless the Company, its officers and directors, employees and its affiliates and their respective successors and assigns and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to any of the foregoing in connection with this transaction.

                    5.2          Modification. Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

                    5.3          Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address.

                    5.4          Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts and by facsimile, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart. Signatures may be facsimiles.

                    5.5          Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Subscriber is more than one person, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

                    5.6          Entire Agreement. This Agreement and the documents referenced herein contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

                    5.7          Assignability. This Agreement is not transferable or assignable by the Subscriber.

                    5.8          Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

                    5.9          Pronouns. The use herein of the masculine pronouns “him” or “his” or similar terms shall be deemed to include the feminine and neuter genders as well and the use herein of the singular pronoun shall be deemed to include the plural as well.

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

          Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

CLEARVIEW ACQUISITIONS, INC. a Nevada corporation

By:_____________________________
Name: Tatiana Mikitchuk
Title: CEO & President

Dated: ___________________

PURCHASE PRICE (CASH)	SUBSCRIBER

Name of Subscriber:
$
_____________________________	____________________________________

Address: ____________________________________

____________________________________

Fax No.: ____________________________________

____________________________________
(Signature)
By: ____________________________________
Name: ____________________________________
Title: ____________________________________

CLEARVIEW ACQUISITIONS, INC.

INVESTOR QUESTIONNAIRE

A.	General
Information

1.	Print Full Name of Investor:	Individual:
____________________________________

First, Middle, Last

Partnership, Corporation, Trust, Custodial Account, Other:

____________________________________
Name of Entity

2.	Address for Notices:	____________________________________
____________________________________
____________________________________

3.	Name of Primary Contact Person: Title:	____________________________________

4.	Telephone Number:	____________________________________

5.	E-Mail Address:	____________________________________

6.	Facsimile Number:	____________________________________

7.	Permanent Address: (if different from Address for Notices above)	____________________________________

8.	Authorized Signatory: Title:	____________________________________ ____________________________________
	Telephone Number:	____________________________________

	Facsimile Number:	____________________________________

9.	U.S. Investors Only:

U.S. Taxpayer Identification or Social
	Security Number:	____________________________________

B.	Accredited Investor Status

The Investor represents and warrants that the Investor is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and has checked the box or boxes below which are next to the categories under which the Investor qualifies as an accredited investor:

FOR INDIVIDUALS:

☐

A natural person with individual net worth (or joint net worth with spouse) in excess of $1 million. For purposes of this item, “net worth” means the excess of total assets at fair market value, including home, home furnishings and automobiles (and including property owned by a spouse), over total liabilities.

☐

A natural person with individual income (without including any income of the Investor’s spouse) in excess of $200,000, or joint income with spouse of $300,000, in each of the two most recent years and who reasonably expects to reach the same income level in the current year.

FOR ENTITIES:

☐

A bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

☐	An insurance company as defined in Section 2(13) of the Securities Act.

☐	A broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

☐

An investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). If an Investor has checked this box, please contact _______ for additional information that will be required.

☐	A business development company as defined in Section 2(a)(48) of the Investment Company Act.

☐	A small business investment company licensed by the Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

☐

A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940. If an Investor has checked this box, please contact ______ for additional information that will be required.

☐

An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5 million.

☐

A trust with total assets in excess of $5 million not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a person with such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company and the purchase of the Securities.

☐

An employee benefit plan within the meaning of ERISA if the decision to invest in the Securities is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5 million or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

☐

A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if the plan has total assets in excess of $5 million.

☐

An entity, including a grantor trust, in which all of the equity owners are accredited investors as determined under any of the foregoing paragraphs (for this purpose, a beneficiary of a trust is not an equity owner, but the grantor of a grantor trust is an equity owner).

C.         Supplemental Data for Entities

1.          If the Investor is not a natural person, furnish the following supplemental data (natural persons may skip this Section C of the Investor Questionnaire):

Legal form of entity (trust, corporation, partnership, etc.): _________________________

Jurisdiction of organization: ________________________________________________

2.          Was the Investor organized for the specific purpose of acquiring the Securities?

☐ Yes	☐ No

             If the answer to the above question is “Yes,” please contact _______, ________, at _______ or ________ for additional information that will be required.

3.          Are shareholders, partners or other holders of equity or beneficial interest in the Investor able to decide individually whether to participate, or the extent of their participation, in the Investor’s investment in the Company (i.e., can shareholders, partners or other holders of equity or beneficial interest in the Investor determine whether their capital will form part of the capital invested by the Investor in the Company)?

☐ Yes	☐ No

             If the answer to the above question is “Yes,” please contact _____ for additional information that will be required.

4(a).     Please indicate whether or not the Investor is, or is acting on behalf of, (i) an employee benefit plan within the meaning of Section 3(3) of ERISA, whether or not such plan is subject to ERISA, or (ii) an entity which is deemed to hold the assets of any such employee benefit plan pursuant to 29 C.F.R. § 2510.3-101. For example, a plan which is maintained by a foreign corporation, governmental entity or church, a Keogh plan covering no common-law employees and an individual retirement account are employee benefit plans within the meaning of Section 3(3) of ERISA but generally are not subject to ERISA (collectively, “Non-ERISA Plans”). In general, a foreign or US entity which is not an operating company and which is not publicly traded or registered as an investment company under the Investment Company Act of 1940, as amended, and in which 25% or more of the value of any class of equity interest is held by employee pension or welfare plans (including an entity which is deemed to hold the assets of any such plan), would be deemed to hold the assets of one or more employee benefit plans pursuant to 29 C.F.R. § 2510.3-101. However, if only Non-ERISA Plans were invested in such an entity, the entity generally would not be subject to ERISA. For purposes of determining whether this 25% threshold has been met or exceeded, the value of any equity interest held by a person (other than such a plan or entity) who has discretionary authority or control with respect to the assets of the entity, or any person who provides investment advice for a fee (direct or indirect) with respect to such assets, or any affiliate of such a person, is disregarded.

☐ Yes	☐ No

4(b).          If the Investor is, or is acting on behalf of, such an employee benefit plan, or is an entity deemed to hold the assets of any such plan or plans, please indicate whether or not the Investor is subject to ERISA.

☐ Yes	☐ No

4(c.)          If the Investor answered “Yes” to question 4.(b) and the Investor is investing the assets of an insurance company general account, please indicate what percentage of the Investor’s assets the purchase of the Securities is subject to ERISA. ___________%.

5.               Does the amount of the Investor’s subscription for the Securities in the Company exceed 40% of the total assets (on a consolidated basis with its subsidiaries) of the Investor?

☐ Yes	☐ No

                  If the question above was answered “Yes,” please contact ________ for additional information that will be required.

6(a).          Is the Investor a private investment company which is not registered under the Investment Company Act, in reliance on Section 3(c)(1) or Section 3(c)(7) thereof?

☐ Yes	☐ No

6(b).          If the question above was answered “Yes,” was the Investor formed prior to April 30, 1996?

☐ Yes	☐ No

                 If the questions set forth in (a) and (b) above were both answered “Yes,” please contact ________ for additional information that will be required.

7(a).          Is the Investor a grantor trust, a partnership or an S-Corporation for US federal income tax purposes?

☐ Yes	☐ No

7(b).          If the question above was answered “Yes,” please indicate whether or not:

(i) more than 50 percent of the value of the ownership interest of any beneficial owner in the Investor is (or may at any time during the term of the Company be) attributable to the Investor’s (direct or indirect) interest in the Company; or

☐ Yes	☐ No

(ii) it is a principal purpose of the Investor’s participation in the Company to permit the Partnership to satisfy the 100 partner limitation contained in US Treasury Regulation Section 1.7704-1(h)(3).

☐ Yes	☐ No

                 If either question above was answered “Yes,” please contact _______ for additional information that will be required.

8.              If the Investor’s tax year ends on a date other than December 31, please indicate such date below:

(Date)

D.              Related Parties

1.        To the best of the Investor’s knowledge, does the Investor control, or is the Investor controlled by or under common control with, any other investor in the Company?

☐ Yes	☐ No

                                                                          If the answer above was answered “Yes”, please identify such related investor(s) below.

Name(s) of related investor(s):

2.                                                                       Will any other person or persons have a beneficial interest in the Securities to be acquired hereunder (other than as a shareholder, partner, or other beneficial owner of equity interest in the Investor)?

☐ Yes	☐ No

                                                             If either question above was answered “Yes”, please contact ______ for additional information that will be required.

The Investor understands that the foregoing information will be relied upon by the Company for the purpose of determining the eligibility of the Investor to purchase the Securities. The Investor agrees to notify the Company immediately if any representation or warranty contained in this Agreement, including this Investor Questionnaire, becomes untrue at any time. The Investor agrees to provide, if requested, any additional information that may reasonably be required to substantiate the Investor’s status as an accredited investor or to otherwise determine the eligibility of the Investor to purchase the Securities. The Investor agrees to indemnify and hold harmless the Company and each officer, director, shareholder, agent and representative of the Company and their respective affiliates and successors and assigns from and against any loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the Investor contained herein.

INDIVIDUAL:

(Signature)

(Print Name)

PARTNERSHIP, CORPORATION, TRUST, CUSTODIAL ACCOUNT, OTHER:

(Name of Entity)

By:
(Signature)

(Print Name and Title)

Annex 1

DEFINITION OF “INVESTMENTS”

The term “investments” means:

1)	Securities, other than securities of an issuer that controls, is controlled by, or is under common control with, the Investor that owns such securities, unless the issuer of such securities is:

(i) An investment company or a company that would be an investment company but for the exclusions or exemptions provided by the Investment Company Act, or a commodity pool; or

(ii) a Public Company (as defined below);

(iii)

A company with shareholders’ equity of not less than $50 million (determined in accordance with generally accepted accounting principles) as reflected on the company’s most recent financial statements, provided that such financial statements present the information as of a date within 16 months preceding the date on which the Investor acquires Securities;

2)	Real estate held for investment purposes;

3)	Commodity Shares (as defined below) held for investment purposes;

4)	Physical Commodities (as defined below) held for investment purposes;

5)	To the extent not securities, Financial Contracts (as defined below) entered into for investment purposes;

6)

In the case of an Investor that is a company that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the Investment Company Act, or a commodity pool, any amounts payable to such Investor pursuant to a firm agreement or similar binding commitment pursuant to which a person has agreed to acquire an interest in, or make capital contributions to, the Investor upon the demand of the Investor; and

7)	Cash and cash equivalents held for investment purposes.

Real Estate that is used by the owner or a Related Person (as defined below) of the owner for personal purposes, or as a place of business, or in connection with the conduct of the trade or business of such owner or a Related Person of the owner, will NOT be considered Real Estate held for investment purposes, provided that real estate owned by an Investor who is engaged primarily in the business of investing, trading or developing real estate in connection with such business may be deemed to be held for investment purposes. However, residential real estate will not be deemed to be used for personal purposes if deductions with respect to such real estate are not disallowed by section 280A of the Internal Revenue Code of 1986, as amended.

A Commodity Interest or Physical Commodity owned, or a Financial Contract entered into, by the Investor who is engaged primarily in the business of investing, reinvesting, or trading in Commodity Shares, Physical Commodities or Financial Contracts in connection with such business may be deemed to be held for investment purposes.

“Commodity Shares” means commodity futures contracts, options on commodity futures contracts, and options on physical commodities traded on or subject to the rules of:

(i)	Any contract market designated for trading such transactions under the Commodity Exchange Act and the rules thereunder; or

(ii)	Any board of trade or exchange outside the United States, as contemplated in Part 30 of the rules under the Commodity Exchange Act.

“Public Company” means a company that:

(i)	files reports pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended; or

(ii)	has a class of securities that are listed on a Designated Offshore Securities Market, as defined by Regulation S of the Securities Act.

“Financial Contract” means any arrangement that:

(i)

takes the form of an individually negotiated contract, agreement, or option to buy, sell, lend, swap, or repurchase, or other similar individually negotiated transaction commonly entered into by participants in the financial markets;

(ii)

is in respect of securities, commodities, currencies, interest or other rates, other measures of value, or any other financial or economic interest similar in purpose or function to any of the foregoing; and

(iii)	is entered into in response to a request from a counter party for a quotation, or is otherwise entered into and structured to accommodate the objectives of the counterparty to such arrangement.

“Physical Commodities” means any physical commodity with respect to which a Commodity Interest is traded on a market specified in the definition of Commodity Shares above.

“Related Person” means a person who is related to the Investor as a sibling, spouse or former spouse, or is a direct lineal descendant or ancestor by birth or adoption of the Investor, or is a spouse of such descendant or ancestor, provided that, in the case of a Family Company, a Related Person includes any owner of the Family Company and any person who is a Related Person of such an owner. “Family Company” means a company that is owned directly or indirectly by or for two or more natural persons who are related as siblings or spouse (including former spouses), or direct lineal descendants by birth or adoption, spouses of such persons, the estates of such persons, or foundations, charitable organizations or trusts established for the benefit of such persons.

For purposes of determining the amount of investments owned by a company, there may be included investments owned by majority-owned subsidiaries of the company and investments owned by a

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company (“Parent Company”) of which the company is a majority-owned subsidiary, or by a majority-owned subsidiary of the company and other majority-owned subsidiaries of the Parent Company.

In determining whether a natural person is a qualified purchaser, there may be included in the amount of such person’s investments any investment held jointly with such person’s spouse, or investments in which such person shares with such person’s spouse a community property or similar shared ownership interest. In determining whether spouses who are making a joint investment in the Partnership are qualified purchasers, there may be included in the amount of each spouse’s investments any investments owned by the other spouse (whether or not such investments are held jointly). There shall be deducted from the amount of any such investments any amounts specified by paragraph 2(a) of Annex 2 incurred by such spouse.

In determining whether a natural person is a qualified purchaser, there may be included in the amount of such person’s investments any investments held in an individual retirement account or similar account the investments of which are directed by and held for the benefit of such person.

Annex 2

VALUATIONS OF INVESTMENTS

The general rule for determining the value of investments in order to ascertain whether a person is a qualified purchaser is that the value of the aggregate amount of investments owned and invested on a discretionary basis by such person shall be their fair market value on the most recent practicable date or their cost. This general rule is subject to the following provisos:

1)	In the case of Commodity Shares, the amount of investments shall be the value of the initial margin or option premium deposited in connection with such Commodity Shares; and

2)	In each case, there shall be deducted from the amount of investments owned by such person the following amounts:

(i) The amount of any outstanding indebtedness incurred to acquire the investments owned by such person.

(ii)

A Family Company, in addition to the amounts specified in paragraph (a) above, shall have deducted from the value of such Family Company’s investments any outstanding indebtedness incurred by an owner of the Family Company to acquire such investments.

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